UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): August 31, 2017

DOWDUPONT INC.

(Exact name of registrant as specified in its charter)

Delaware		81-1224539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o The Dow Chemical Company 2030 Dow Center Midland, MI 48674		c/o E. I. du Pont de Nemours and Company 974 Centre Road Wilmington, DE 19805
(Address of principal executive offices)(Zip Code)

(989) 636-1000		(302) 774-1000
(Registrant’s telephone numbers, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets

Effective August 31, 2017, DowDuPont Inc. (f/k/a Diamond-Orion Holdco, Inc.) (the “Company”) completed the previously announced merger of equals transaction contemplated by the Agreement and Plan of Merger, dated as of December 11, 2015, as amended on March 31, 2017 (the “Merger Agreement”), by and among The Dow Chemical Company (“Dow”), E. I. du Pont de Nemours and Company (“DuPont”), the Company, Diamond Merger Sub, Inc. (“Diamond Merger Sub”) and Orion Merger Sub, Inc. (“Orion Merger Sub”). Pursuant to the Merger Agreement, (i) Diamond Merger Sub was merged with and into Dow, with Dow surviving the merger as a wholly owned subsidiary of the Company (the “Diamond Merger”) and (ii) Orion Merger Sub was merged with and into DuPont, with DuPont surviving the merger as a subsidiary of the Company (the “Orion Merger” and, together with the Diamond Merger, the “Mergers”). Upon the consummation of the Mergers, each of Dow and DuPont became subsidiaries of the Company.

Upon completion of the Diamond Merger, each share of common stock, par value $2.50 per share, of Dow (the “Dow Common Stock”) (excluding any shares of Dow Common Stock that were held in treasury immediately prior to the effective time of the Diamond Merger, which were automatically canceled and retired for no consideration) was converted into the right to receive one fully paid and non-assessable share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”). Upon completion of the Orion Merger, (i) each share of common stock, par value $0.30 per share, of DuPont (the “DuPont Common Stock”) (excluding any shares of DuPont Common Stock that were held in treasury immediately prior to the effective time of the Orion Merger, which were automatically canceled and retired for no consideration) was converted into the right to receive 1.2820 fully paid and non-assessable shares of Company Common Stock, in addition to cash in lieu of any fractional shares of Company Common Stock, and (ii) each share of DuPont Preferred Stock—$4.50 Series and DuPont Preferred Stock—$3.50 Series (collectively, the “DuPont Preferred Stock”) issued and outstanding immediately prior to the effective time of the Mergers remains issued and outstanding and was unaffected by the Mergers.

As provided in the Merger Agreement, at the effective time of the Mergers, (i) all options, deferred stock, performance deferred stock and other equity awards relating to shares of Dow Common Stock outstanding immediately prior to the effective time of the Mergers were generally automatically converted into options, deferred stock, performance deferred stock and other equity awards, respectively, relating to shares of Company Common Stock after giving effect to appropriate adjustments to reflect the Mergers and otherwise generally on the same terms and conditions as applied under the applicable plans and award agreements immediately prior to the effective time of the Mergers, and (ii) all options relating to shares of DuPont Common Stock that were outstanding immediately prior to the effective time of the Mergers were generally automatically converted into options relating to shares of Company Common Stock and all restricted stock units and performance based restricted stock units relating to shares of DuPont Common Stock that were outstanding immediately prior to the effective time of the Mergers were generally automatically converted into restricted stock units relating to shares of Company Common Stock, in each case after giving effect to appropriate adjustments to reflect the Mergers and otherwise generally on the same terms and conditions as applied under the applicable plans and award agreements immediately prior to the effective time of the Mergers.

The issuance of shares of Company Common Stock in connection with the Mergers, as described above, was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S–4 (File No. 333-209869), filed by the Company with the Securities and Exchange Commission (“SEC”) and declared effective on June 9, 2016. The joint proxy statement/prospectus of the Company, Dow and DuPont (the “Joint Proxy Statement/Prospectus”) included in the registration statement contains additional information about the Mergers and the related transactions. The description of the Company Common Stock set forth in the Joint Proxy Statement/Prospectus is incorporated herein by reference. Additional information about the Mergers is also contained in Current Reports on Form 8–K filed by Dow and DuPont and incorporated by reference into the Joint Proxy Statement/Prospectus.

This Current Report on Form 8-K establishes the Company as the successor issuer to Dow and DuPont pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to 12g-3(d) under the Exchange Act, shares of Company Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. The shares of the Company Common Stock will trade on the New York Stock Exchange (“NYSE”) under the ticker symbol “DWDP”.

The description of the Merger Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 and 2.2 hereto and is incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about the Company, Dow or

DuPont, and should not be relied upon as disclosure about the Company, Dow or DuPont without consideration of the periodic and current reports and statements that the Company, Dow and DuPont file with the SEC. The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Mergers, shares of Dow Common Stock and DuPont Common Stock were each registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. As a result of the Mergers, on August 31, 2017, Dow requested that the NYSE withdraw the Dow Common Stock from listing on the NYSE and file a Form 25 with the SEC to report that the shares of Dow Common Stock are no longer listed on the NYSE, and DuPont requested that the NYSE withdraw the DuPont Common Stock from listing on the NYSE and file a Form 25 with the SEC to report that the shares of DuPont Common Stock are no longer listed on the NYSE. The shares of both Dow Common Stock and DuPont Common Stock were suspended from trading on the NYSE prior to the open of trading on September 1, 2017.

The DuPont Preferred Stock remains listed on the NYSE.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

Prior to the effective time of the Mergers, the Company was jointly owned and jointly controlled by Dow and DuPont. As of the effective time of the Mergers, the shares of Company Common Stock are now held by the former holders of Dow Common Stock and DuPont Common Stock. Pursuant to the Merger Agreement, immediately following the effective time of the Mergers, all shares of Company Common Stock owned by Dow or DuPont were surrendered to the Company for no consideration. Each share of DuPont Preferred Stock issued and outstanding immediately prior to the effective time of the Mergers remains issued and outstanding and was unaffected by the Mergers. The information set forth in Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors

Immediately prior to the effective time of the Mergers, the Company’s board of directors (the “Board”) approved an increase in the size of the Board from two to sixteen directors.

In connection with the completion of the Mergers, each current director serving on the Board resigned effective as of the effective time of the Mergers. In addition, in accordance with the terms of the Merger Agreement and effective as of the effective time of the Mergers:

•	each of the following former members of the Dow board of directors was designated and appointed to the Board: James A. Bell, Andrew N. Liveris, Jeff M. Fettig, Raymond J. Milchovich, Paul Polman, Dennis H. Reilley, James M. Ringler and Ruth G. Shaw; and
•	each of the following former members of the DuPont board of directors was designated and appointed to the Board: Lamberto Andreotti, Edward D. Breen, Robert A. Brown, Alexander M. Cutler, Marillyn A. Hewson, Lois D. Juliber, Lee M. Thomas and Patrick J. Ward.

Committee Appointments

As of the effective time of the Mergers, the individuals identified below were designated and appointed to the Audit Committee and Audit Subcommittees, the Compensation Committee and Compensation Subcommittees, the Corporate Governance Committee, the Environment, Health, Safety and Technology Committee, the AgCo Advisory Committee, the Materials Advisory Committee and the Specialties Advisory Committee, respectively, of the Board:

Audit Committee

James A. Bell (Co-Chairperson)

Robert A. Brown

James M. Ringler

Patrick J. Ward (Co-Chairperson)

DuPont Audit Subcommittee

Robert A. Brown

Patrick J. Ward (Chairperson)

Dow Audit Subcommittee

James A. Bell (Chairperson)

James M. Ringler

Compensation Committee

Lamberto Andreotti

Lois D. Juliber (Co-Chairperson)

Raymond J. Milchovich

Dennis H. Reilley (Co-Chairperson)

DuPont Compensation Subcommittee

Lamberto Andreotti

Lois D. Juliber (Chairperson)

Dow Compensation Subcommittee

Raymond J. Milchovich

Dennis H. Reilley (Chairperson)

Corporate Governance Committee

Alexander M. Cutler (Co-Chairperson)

Jeff M. Fettig (Co-Chairperson)

Marillyn A. Hewson

Paul Polman

Environment, Health, Safety and Technology Committee

Edward D. Breen (Co-Chairperson)

Andrew N. Liveris (Co-Chairperson)

Ruth G. Shaw

Lee M. Thomas

AgCo Advisory Committee

Edward D. Breen (Chairman)

Andrew N. Liveris

Alexander M. Cutler

Lamberto Andreotti

Robert A. Brown

Marillyn A. Hewson

Lois D. Juliber

Lee M. Thomas

Patrick J. Ward

Eleuthère I. du Pont (ex officio)

Materials Advisory Committee

Andrew N. Liveris (Chairman)

Edward D. Breen

James A. Bell

Jeff M. Fettig

Raymond J. Milchovich

Paul Polman

Dennis H. Reilley

James M. Ringler

Ruth G. Shaw

Ajay Banga (ex officio)

Jacqueline K. Barton (ex officio)

Richard K. Davis (ex officio)

Robert S. (Steve) Miller (ex officio)

Specialties Advisory Committee

Edward D. Breen (Chairman)

Andrew N. Liveris

Resignation and Appointment of Officers

In connection with the Mergers and pursuant to the Merger Agreement, each current officer of the Company resigned as of the effective time of the Mergers and the Board appointed the following new executive officers of the Company as of the effective time of the Mergers. The names of these executive officers and their respective positions are indicated below:

Andrew N. Liveris	Executive Chairman
Edward D. Breen	Chief Executive Officer
Howard I. Ungerleider	Chief Financial Officer
Stacy L. Fox	General Counsel and Secretary

James R. Fitterling	Chief Operating Officer, Material Science Business
James C. Collins	Chief Operating Officer, Agriculture Business
Marc Doyle	Chief Operating Officer, Specialty Products Business
Charles J. Kalil	Special Counsellor to the Executive Chairman and General Counsel for the Material Science Business
Jeanmarie F. Desmond	Co-Controller (Co-Principal Accounting Officer)
Ronald C. Edmonds	Co-Controller (Co-Principal Accounting Officer)

Biographical information for each of the Company’s executive officers is set forth below.

Name	Biographical Information	Age

Andrew N. Liveris	Mr. Liveris will serve as the Executive Chairman of the Company. Prior to the Mergers, Mr. Liveris most recently served as the Chairman and Chief Executive Officer of Dow. Mr. Liveris joined The Dow Chemical Company in 1976 and subsequently held various executive positions, including President, from 2004 to February 2016, and Chief Executive Officer and Director, from 2004 to date, and Chairman, from 2006 to date.	63

Edward D. Breen	Mr. Breen will serve as the Chief Executive Officer of the Company. Prior to the Mergers, Mr. Breen served as Chairman of the Board and Chief Executive Officer of DuPont since November 2015. He formerly served as DuPont’s Interim Chair and Chief Executive Officer during October 2015. He served as Chairman, from July 2002 to March 2016, and Chief Executive Officer, from July 2002 to September 2012, of Tyco International, plc, a leading global provider of security products and services, fire detection and suppression products and services and life safety products. Prior to joining Tyco, Mr. Breen held senior management positions at Motorola, including as President and Chief Operating Officer, and General Instrument Corporation, including as Chairman, President and Chief Executive Officer. Mr. Breen is a director of Comcast Corporation (since 2014 and 2005 to 2011). Mr. Breen is a member of the Advisory Board of New Mountain Capital LLC, a private equity firm.	61

Howard I. Ungerleider	Mr. Ungerleider will serve as the Chief Financial Officer of the Company. Prior to the Mergers, Mr. Ungerleider served as Vice Chairman and Chief Financial Officer of Dow since October 2015. Mr. Ungerleider served as Chief Financial Officer and Executive Vice President October 2014 to October 2015. He served as Executive Vice President of Dow’s Advanced Materials Division from September 2012 to October 2014. From March 2011 to September 2012, he served as Senior Vice President and President of Dow’s Performance Plastics Division. From 2008 to 2011, he served as Vice President of Investor Relations. In 2006, he was appointed North American Commercial Vice President for Dow’s Basic Plastics business portfolio. He was named Business Director for Dow’s global Wire and Cable Compounds business in 2000, and in 2004, he became the Global Director of Integrated Supply Chain for Plastics, Performance Chemicals and Thermosets. Mr. Ungerleider joined Dow in 1990.	49

Stacy L. Fox	Ms. Fox will serve as the General Counsel and Secretary of the Company. Prior to the Mergers, Ms. Fox served as Senior Vice President and General Counsel of DuPont since joining DuPont in October 2014. In January 2016, Ms. Fox assumed responsibility for Corporate Communications at DuPont. Prior to joining DuPont she served as Deputy Emergency Manager of the City of Detroit. Prior to that role, she was Senior Vice President of Strategy and General Counsel of Sunoco, Inc. She also served as a member of the Board of Directors of Sunoco Partners LLC. Earlier, she served as Executive Vice President of Corporate Transactions and Legal Affairs for Visteon. Ms. Fox is also a founder and principal of the Roxbury Group.	63

James R. Fitterling	Mr. Fitterling will serve as the Chief Operating Officer, Material Science Business of the Company. Prior to the Mergers, Mr. Fitterling served as President and Chief Operating Officer of Dow since February 2016. From October 2015 to February 2016, he served as Vice Chairman and Chief Operating Officer. From October 2014 to October 2015, he served as Vice Chairman of Business Operations for Dow. From December 2013 to October 2014, he served as Executive Vice President of Feedstocks, Performance Plastics and Supply Chain. From September 2012 to December 2013, he served as Executive Vice President of Feedstocks, Performance Plastics, for Asia and Latin America. From September 2011 to September 2012, he served as Executive Vice President and President of Feedstocks & Energy and Corporate Development. Mr. Fitterling joined Dow in 1984.	55

James C. Collins	Mr. Collins will serve as the Chief Operating Officer, Agriculture Business of the Company. Prior to the Mergers, Mr. Collins served as Executive Vice President at DuPont since January 2016. Mr. Collins joined DuPont in 1984 as an engineer. He has held positions in engineering, supervision and plant management at a variety of manufacturing sites. In 1993, he joined the Agriculture Sales & Marketing Group where he served in a variety of roles across the globe supporting DuPont’s seed and crop protection businesses. From 2004 to 2010, he was responsible for DuPont Crop Protection as Vice President and General Manager and then President. In January 2011, he was appointed Vice President for Acquisition & Integration of Danisco, and was named President of DuPont Industrial Biosciences in May of that year. Beginning in September 2013, he assumed additional business and functional responsibilities as Senior Vice President. In December 2014, he was named Executive Vice President and had responsibility for the Electronics & Communications, Industrial Biosciences, Performance Materials segments as well as regional management for Europe, Middle East, Africa and Canada and Corporate Communications. In January 2016, Mr. Collins assumed responsibility for the Agriculture businesses.	54

Marc Doyle	Mr. Doyle will serve as the Chief Operating Officer, Specialty Products Business of the Company. Prior to the Mergers, Mr. Doyle served as Executive Vice President at DuPont since January 2016. Mr. Doyle joined DuPont in 1995 as a research scientist within DuPont Central Research & Development. He has held positions in business development, marketing and business management, including strategic planning manager, global displays business manager and regional business director of the Asia Pacific region for the Microcircuit Materials business. In February 2008, he became the Global Business Director for DuPont Photovoltaic Solutions within the DuPont Electronics & Communications business. He was named Global Market and Product Director for DuPont Protection Technologies in September 2011. In this role, Mr. Doyle had been responsible for the Kevlar® and Nomex® product lines globally. In June 2013 he was named President of DuPont Protection Technologies. In July 2015, he was named Senior Vice President and assumed responsibility for the Safety & Protection businesses. In January 2016, he was named Executive Vice President and assumed responsibility for the Electronics & Communications, Protection Solutions, Sustainable Solutions, Industrial Biosciences, Nutrition & Health, and Performance Materials businesses.	48

Charles J. Kalil	Mr. Kalil will serve as the Special Counsellor to the Executive Chairman and General Counsel for the Material Science Business of the Company. Prior to the Mergers, Mr. Kalil served as Executive Vice President at Dow since 2008 and General Counsel since 2004. He served as Corporate Secretary from 2005 to February 2015. Mr. Kalil joined Dow in Midland in 1980 as an attorney in Environmental Law. In 2000 Mr. Kalil was named Assistant General Counsel for Corporate Financial Law and was primarily responsible for obtaining regulatory approvals for the UCC acquisition. In 2003, Mr. Kalil was named Associate General Counsel and Director, Corporate Legal Affairs, which included responsibility for Corporate Financial Law, Mergers	66

	and Acquisitions, Affiliated Companies and Insurance and Global Litigation. In November 2004, he was appointed Corporate Vice President and General Counsel, and was named Corporate Secretary in July 2005. He was appointed Senior Vice President in March 2007. In February 2008, he was promoted to Executive Vice President, at which time he assumed additional responsibility for Government Affairs.

Jeanmarie F. Desmond	Ms. Desmond will serve as the Co-Controller of the Company. Prior to the Mergers, Ms. Desmond served as Vice President and Controller of DuPont since August 2015. Ms. Desmond joined DuPont in 1989 and has spent her career in various finance roles in controllership, investor relations, tax and financial planning and analysis. In 2001, Ms. Desmond joined Crop Protection and moved to Cernay, France, as Finance Operations and Credit manager for Europe, Middle East & Africa. Returning to the United States in 2004, Ms. Desmond took on a series of leadership roles including Global Finance manager for Titanium Technologies, manager of Global Tax Accounting and Controller of Coatings & Color Technology platform. In 2010 she was named director, Investor Relations, followed by director, Finance Integration Projects. In 2012, Ms. Desmond became director, Corporate Accounting and Reporting. In September 2014, she was appointed General Auditor and Chief Ethics & Compliance leader with global responsibility for internal audit, ethics and compliance.	50

Ronald C. Edmonds	Mr. Edmonds will serve as the Co-Controller of the Company. Prior to the Mergers, Mr. Edmonds served as Controller and Vice President of Controllers and Tax of Dow. Mr. Edmonds was named Vice President and Controller in November 2009 and assumed responsibility for the Tax Department in January 2016. Mr. Edmonds joined Dow in 1992 in the Corporate Audit Department as the Latin America Audit Manager and was transferred to Sao Paulo, Brazil in 1993. In 1994, Mr. Edmonds moved to the Controllers Department as the Latin America Controller for payables accounting. In 1997, Mr. Edmonds transferred to Midland and was named Global Payables Controller. In 1998, he was named Director of the global procurement service center. Mr. Edmonds was named Global Accounting Director in 2001. Mr. Edmonds was appointed Business Finance Vice President for Performance Plastics & Chemicals and Market Facing Businesses in 2007. He was named Vice President and Assistant Controller in January 2009.	60

Compensatory Plans

In connection with and effective upon the closing of the Mergers, the Company assumed all Dow and DuPont equity incentive compensation awards outstanding immediately before the Mergers (in the case of DuPont Common Stock, as equitably adjusted to reflect the exchange ratio in the conversion of DuPont Common Stock into Company Common Stock and, in each case, otherwise on the terms and conditions set forth in the Merger Agreement). In addition, the Company also assumed sponsorship of each equity incentive compensation plan of Dow (with each Dow equity incentive plan being amended and restated to change each reference therein to Dow or Dow Common Stock to a reference to the Company and the Company Common Stock and otherwise on the terms and conditions set forth in the Merger Agreement) and of DuPont (with each reference to DuPont and DuPont Common Stock therein having been amended to be deemed a reference to the Company and the Company Common Stock, as equitably adjusted, pursuant to the terms of each DuPont equity incentive plan, as amended, and otherwise on the terms and conditions set forth in the Merger Agreement).

In addition, in connection with and effective upon the closing of the Mergers, the Company has agreed to honor (or to cause to be honored) the various employee benefit plans of Dow and DuPont, including without limitation those covering directors and executive officers of the Company and specifically including the DuPont Senior Executive Severance Plan, the DuPont Stock Accumulation and Deferred Compensation Plan for Directors, the DuPont Management Deferred Compensation Plan, DuPont’s Retirement Savings Restoration Plan, Dow’s Executives’ Supplemental Retirement Plan, The Dow Chemical Company Voluntary Deferred Compensation Plan for Outside Directors, The Dow Chemical Company Voluntary Deferred Compensation Plan for Non-Employee Directors and the Change in Control Executive Severance Agreements between Dow and each of Mr. Liveris, Mr. Kalil and one other executive officer of Dow.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 31, 2017, in connection with the completion of the Mergers and pursuant to the Merger Agreement, the Company amended and restated its Certificate of Incorporation and its Bylaws to reflect the changes contemplated by the Merger Agreement and described in the Joint Proxy Statement/Prospectus. In addition, the Bylaws were amended to implement proxy access, permitting an eligible holder of Company Common Stock, or a group of up to 20 eligible holders of Company Common Stock and beneficial owners, owning 3% or more of Company Common Stock continuously for at least three years to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two individuals or 20% of the number of the Company’s directors then serving, provided that the holder(s) of Company Common Stock and the nominee(s) satisfy the requirements specified in the Bylaws. The Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events.

On September 1, 2017, the Company issued a press release in connection with the completion of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

To be filed by amendment not later than 71 calendar days after the latest date this Current Report is required to be filed with the SEC.

(b) Pro Forma Financial Information.

To be filed by amendment not later than 71 calendar days after the latest date this Current Report is required to be filed with the SEC.

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of December 11, 2015, by and among the Company, Dow, DuPont, Diamond Merger Sub and Orion Merger Sub (incorporated by reference to Annex A of the Company’s Registration Statement on Form S-4 initially filed with the SEC on March 1, 2016 (File No. 333-209869)).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of March 31, 2017, by and among the Company, Dow, DuPont, Diamond Merger Sub and Orion Merger Sub. (incorporated by reference to Dow’s and DuPont’s respective Current Reports on Form 8-K filed with the SEC on March 31, 2017).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

99.1	Press Release, dated September 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOWDUPONT INC. (Registrant)

By:	/s/ Jeanmarie F. Desmond
Name:	Jeanmarie F. Desmond
Title:	Co-Controller

By:	/s/ Ronald C. Edmonds
Name:	Ronald C. Edmonds
Title:	Co-Controller

Date: September 1, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of December 11, 2015, by and among the Company, Dow, DuPont, Diamond Merger Sub and Orion Merger Sub (incorporated by reference to Annex A of the Company’s Registration Statement on Form S-4 initially filed with the SEC on March 1, 2016 (File No. 333-209869)).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of March 31, 2017, by and among the Company, Dow, DuPont, Diamond Merger Sub and Orion Merger Sub. (incorporated by reference to Dow’s and DuPont’s respective Current Reports on Form 8-K filed with the SEC on March 31, 2017).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

99.1	Press Release, dated September 1, 2017.